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                                                                EXHIBIT 23.8


    [LETTERHEAD FOR SAMSON BELAIR DELOITTE & TOUCHE APPEARS HERE]



We consent to the incorporation by reference in this Form S-3 registration statement of Corporate Express Inc. of our report dated December 5th, 1995 on our audit of the financial statements of Boulevard Office Products Inc. as of October 31, 1995 and for the year ended 1995.


                                     Samson Belair Deloitte & Touche
                                     December 19, 1996